BLUE BAY CAPITAL INC.
Suite 610 - 700 West Pender Street
 Vancouver, B.C. V6C 1G8

Exhibit 99.1

NEWS RELEASE         Symbol: TSX-V: BLUE.P
October 29, 2018
For Immediate Dissemination

UPDATE ON QUALIFYING TRANSACTION WITH SPECIALTY LIQUID TRANSPORTATION

VANCOUVER, BC, Blue Bay Capital Inc. (TSX-V: BLUE.P) (“Blue Bay” or the “Company”), is pleased to announce that the closing of its qualifying transaction with Specialty Liquid Transportation Corp. (“SLT”) is expected to occur on or about October 30, 2018.

Pursuant to the transaction Blue Bay will issue a total of 10,750,000 post-consolidated common shares and 79,250,000 Class B restricted voting shares to acquire 100% of SLT. SLT will on closing hold 100% of Environmental Packaging Technology, Inc., a manufacturer of flexible liquid transportation tanks. In connection with the closing of the qualifying transaction the Company will consolidate its currently issued share capital on a 2 existing shares for each one new share basis. In addition the Company will on closing change its name to Specialty Liquid Transportation Corp. and in connection with the name change has reserved the trading symbol “SLT.V”.

Additional information on the transaction can be found in the Blue Bay Filing Statement dated August 28, 2018 available at www.sedar.com, and in the news release of Blue Bay dated August 29, 2018.

Blue Bay anticipates that it will, on closing of the qualifying transaction, issue the following securities pursuant to completed and pending financing transactions (all dollar amounts in CAD):

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3,017,500 shares of the Company on conversion of convertible debentures issued by SLT pursuant to a financing for proceeds of $1,207,000. The holders of the convertible debentures will also hold share purchase warrants entitling them to acquire on exercise up to 3,107,500 shares of the Company. Half of the warrants can be exercised to acquire an additional share at a price of $0.55 for a period of two years from closing, and the remaining half can be exercised to acquire an additional share at a price of $0.45 for a period of 18 months from closing;

●
2,750,000 shares of the Company pursuant to the conversion of convertible debentures issued by SLT pursuant to a financing for proceeds of $1,100,000. The holders of the convertible debentures also received warrants entitling them to acquire on exercise up to 1,875,000 shares of the Company at a price of $0.55 for a period of two years from closing; and

●
5,791,375 units of the Company pursuant to a brokered private placement of units of the Company and its subsidiary (the “Offering”) for gross proceeds of $2,316,550, based on current subscriptions received, but subject to closing of the financing. Each unit will consist of one post-consolidated share and half of one share purchase warrant. Each whole warrant can be exercised to acquire an additional share at a price of $0.55 for a period of two years from closing. In connection with the private placement the Company will pay commissions of 7% in cash and 7% in broker warrants (3.5% cash and 3.5% broker warrants in respect of investors on the president’s list) to a syndicate of agents led by PI Financial.

The above financing transactions would on closing represent aggregate gross proceeds of $4,623,550 raised in connection with the qualifying transaction. The twelve month allocation of available funds on closing of the qualifying transaction is currently estimated to be as follows (actual use of funds may vary):

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Expansion of the existing manufacturing facility ($500,000)
●
Reduction of payables and debt ($1,500,000)
●
Balance of transaction Costs ($250,000)
●
General and Administrative Costs ($1,400,000)
●
Unallocated funds ($566,550)

BLUE BAY CAPITAL INC.
Suite 610 - 700 West Pender Street
 Vancouver, B.C. V6C 1G8

SLT has also reached agreements to exchange $2,425,000 of term notes held by noteholders of Environmental Packaging Technology, Inc. (“EPT”) into convertible debentures. The convertible debentures will on closing of the qualifying transaction entitle the noteholders to convert their debt into up to 6,062,500 shares of the Company (assuming the conversion of all such convertible debentures) at the rate of $0.40 per share. The convertible debentures become due on November 30, 2019 if not converted prior, and will bear interest at the rate of 10% per annum.

About Specialty Liquid Transportation Corp.

SLT holds an agreement to acquire 100% EPT, a Delaware company, through a share exchange to be completed concurrently with the closing of the Transaction. EPT delivers high quality and safe bulk packing solutions for transport of non‐hazardous liquid in the Flexitank logistics industry. EPT’s patented Big Red Flexitank and patent pending LiquirideTM Flexitank enables customers to significantly reduce shipping costs, increase efficiency and minimize environmental impact as all EPT Flexitanks are recyclable. The LiquirideTM Flexitank is the only known product that can guarantee temperature control with use in refrigerated containers. The Company will provide additional information on the business of EPT by subsequent press releases to be issued in the near future.

Trading Halt

In accordance with Exchange policies, Blue Bay shares are currently halted from trading and may remain halted until completion of the Transaction.

Conditions to Closing the Transaction

Closing the Transaction is conditional upon, among other things, receipt of all required regulatory, corporate, and third party approvals, including Exchange approval, the negotiation and execution of the Definitive Agreement, completion of the acquisition of EPT by SLT, and concurrent completion of the Offering.

In addition to other prospectus exemptions commonly relied on in private placements, the Offering was made available to certain subscribers in British Columbia, Alberta, Saskatchewan and certain other Canadian jurisdictions where permitted by regulation, that have obtained advice regarding the suitability of the investment from a registered investment dealer. In accordance with the requirements of the applicable provincial regulations for the investment dealer exemption, the Company confirms that as at the date of this news release there is no material fact or material change related to the Company that has not been generally disclosed.

BLUE BAY CAPITAL INC.
Suite 610 - 700 West Pender Street
 Vancouver, B.C. V6C 1G8

For further information, please contact:

Rana Vig, CEO
Telephone: 604-218-4766

Completion of the Transaction and the Offering is subject to a number of conditions, including but not limited to, Exchange acceptance. There can be no assurance that the Transaction and the Offering will be completed as proposed or at all.

Investors are cautioned that, except as disclosed in the management information circular or filing statement to be prepared in connection with the transaction, any information released or received with respect to the transaction may not be accurate or complete and should not be relied upon. Trading in the securities of a capital pool company should be considered highly speculative.

The TSX Venture Exchange Inc. has in no way passed upon the merits of the proposed transaction and has neither approved nor disapproved the contents of this press release.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release. The information in this news release includes certain information and statements about management’s view of future events, expectations, plans and prospects that constitute forward looking statements. These statements are based upon assumptions that are subject to significant risks and uncertainties. Forward looking statements in this news release include, but are not limited to, the closing of the Transaction and the anticipated benefits of the Transactions. Because of these risks and uncertainties and as a result of a variety of factors, including with respect to the closing of the Transaction, the closing of the Offering, the timing and receipt of all applicable regulatory, corporate and third party approvals, the anticipated benefits from the Transaction and the satisfaction of other conditions to closing the Transaction, the actual results, expectations, achievements or performance may differ materially from those anticipated and indicated by these forward looking statements. Although the Company believes that the expectations reflected in forward looking statements are reasonable, it can give no assurances that the expectations of any forward looking statement will prove to be correct. Except as required by law, the Company disclaims any intention and assumes no obligation to update or revise any forward looking statements to reflect actual results, whether as a result of new information, future events, changes in assumptions, changes in factors affecting such forward looking statements or otherwise.

The securities of the Company have not been and will not be registered under the United States Securities Act of 1933, as amended and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirement. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.